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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                            -------------------

                                  FORM 8-K

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                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                            -------------------

                               APRIL 1, 2005
              Date of Report (Date of Earliest Event Reported)

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                           TELEWEST GLOBAL, INC.
           (Exact name of registrant as specified in its charter)

         DELAWARE                   000-50886                    59-3778247
     (State or other         (Commission File Number)         (I.R.S. Employer
     jurisdiction of                                        Identification No.)
     incorporation or
      organization)

                         160 GREAT PORTLAND STREET
                       LONDON W1W 5QA, UNITED KINGDOM
                  (Address of principal executive offices)

                              +44-20-7299-5000
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities
          Act (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

1.   Employment and Equity Agreements with Barry Elson.

On April 5, 2005, Telewest Global, Inc. (the "Company") entered into definitive employment and equity agreements with Barry Elson, its Acting Chief Executive Officer.

The employment agreement is for a term of 9 months commencing on July 19, 2004 and ending on April 19, 2005. During the term of the agreement:

  o Mr. Elson will serve as the Company's Acting Chief Executive Officer and a member of the Company's Board of Directors;

  o Mr. Elson will receive an annual base salary of $700,000, subject to periodic review, and will initially be entitled to earn an annual cash bonus of $200,000 for achievement of "budget" levels;

  o Mr. Elson will be entitled to receive the same employee benefits as similarly situated executives of the Company receive, as well as expatriate benefits such as tax equalization and housing benefits; and

  o If (1) prior to April 19, 2005, the Company does not offer to appoint Mr. Elson permanent Chief Executive Officer on substantially the terms set forth in the employment agreement or (2) the Company terminates Mr. Elson's employment without cause, then, subject to Mr. Elson's execution of a general release of claims, Mr. Elson would be entitled to a lump sum severance payment of $700,000, as well as payment of any accrued compensation and earned but unpaid bonuses.

The agreement also contains a perpetual confidentiality covenant as well as non-competition and non-solicitation covenants that continue during Mr. Elson's employment and for two years following Mr. Elson's termination.

Currently, the Company is still considering whether it intends to appoint Mr. Elson as permanent Chief Executive Officer. However, until that decision is made, Mr. Elson has indicted his willingness to continue to serve as the Company's Acting Chief Executive Officer subject to all of the rights and obligations under his employment agreement, including Mr. Elson's right to terminate his employment for any reason and receive the severance pay and benefits specified in his employment agreement.

In connection with the execution of the employment agreement, Mr. Elson and the Company also agreed to substitute an award of 245,000 stock appreciation rights for the 245,000 shares of restricted common stock previously granted to Mr. Elson on July 16, 2004. The stock appreciation rights vest quarterly in arrears over a 3-year period commencing on July 1, 2004. On July 19, 2008 or Mr. Elson's termination of employment, whichever is earlier, each vested stock appreciation right shall be converted into a stock unit and Mr. Elson will be paid, for each stock unit, an amount of cash equal to the fair market value of a share of the Company's common stock on the payment date. Upon the grant of the stock appreciation rights, the grant of restricted stock made to Mr. Elson on July 16, 2004 was cancelled.

In addition, in connection with the execution of the employment agreement, Mr. Elson and the Company entered into a non-qualified stock option agreement evidencing the option to purchase 980,000 shares of common stock granted to Mr. Elson on July 16, 2004.

2.   Adoption of the Telewest Global, Inc. Long-Term Incentive Plan.

On April 1, 2005, the Compensation Committee approved the definitive form of the Telewest Global, Inc. Long-Term Incentive Plan (the "LTIP"). The following summary is qualified in its entirety by reference to the text of the LTIP, a copy of which is attached hereto as Exhibit 10.1. The LTIP provides for the creation of a bonus pool if the Company meets certain performance objectives with respect to the 3-year period ending December 31, 2007. The performance objectives under the LTIP are set in relation to simple cash flow (defined as EBITDA less capital expenditures) during the measurement period. Participants who are employed on the payment date will be eligible to receive an equal share of the bonus pool created (pro rata for individuals selected to participate after February 3, 2005). However, if the employment of a participant terminates for any reason prior to the payment date, he or she will not receive a bonus payment and his or her share of the bonus pool will be forfeited to the Company. Currently, 21 key management employees participate in the LTIP, including the Company's executive officers. The Compensation Committee may designate additional participants in the future.

Generally, bonus payments will be made under the LTIP on or prior to March 15, 2008. Bonus payments will be made, at the discretion of the Compensation Committee, in cash and/or in shares of common stock. A maximum of 1,000,000 shares of common stock may be issued in aggregate pursuant to the LTIP (subject to shareholder approval). If payments are to be paid in the form of shares of common stock, then the number of such shares will be determined by dividing the portion of the payment to be so paid by the arithmetic mean of the fair market value of a share of common stock for the trading days in December of 2007.

The LTIP is administered by the Compensation Committee. In addition to the other administrative authority that the Compensation Committee has under the LTIP, the Compensation Committee also has the sole and absolute discretion to determine the effect of an "acceleration event" on the plan. The Compensation Committee may amend or terminate the LTIP at any time in its discretion but, except as permitted in connection with an acceleration event, the amendment or termination of the LTIP may not affect the rights of any LTIP participant as of the date of such action.

3.   Annual Base Salary of Neil Smith.

The annual base salary of Neil Smith, our Vice President and Chief Financial Officer, has been increased to GBP 315,000, retroactive to January 1, 2005.

ITEM 9.01.  EXHIBITS

Exhibit 10.1   Telewest Global, Inc. Long-Term Incentive Plan


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date:  April 7, 2005

                                            TELEWEST GLOBAL, INC.



                                            By: /s/ Clive Burns
                                               ---------------------------------
                                               Name:  Clive Burns
                                               Title: Company Secretary


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                               EXHIBIT INDEX

EXHIBIT NUMBER             DESCRIPTION
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10.1                       Telewest Global, Inc. Long-Term Incentive Plan